SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549



                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                (Amendment No. 1)

       Date of Report (Date of earliest event reported):  April 29, 1995


                                RAYTHEON COMPANY
       (Exact Name of Registrant as Specified in Charter)


             Delaware                    1-2833         04-1760395
       (State or other jurisdiction    (Commission    (I.R.S. Employer
              of incorporation)        file number)  identification No.)

       141 Spring Street, Lexington, Massachusetts            02173
       (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code  (617)862-6600


                                Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





                                    SIGNATURES

                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAYTHEON COMPANY


         Date:  May 9, 1995            By:/s/ Christoph L. Hoffmann
                                          Name:  Christoph L. Hoffmann
                                          Title: Executive Vice
                                                  President & Secretary